UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 21, 2019

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-38528	62-1378182
(Commission File Number)	(I.R.S. Employer Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2019, the Compensation Committee of the Board of Directors (the “Committee”) of U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), approved equity grants and adopted a short-term incentive plan (“2019 STIP”) for certain of the Company’s named executive officers under the Company’s 2018 Omnibus Incentive Plan, as described below.

Equity Awards

The Committee approved grants of restricted stock and options to purchase Class A common stock to certain of the Company’s named executive officers. The restricted stock and stock options vest in four equal installments on each of February 21, 2020, 2021, 2022, and 2023, and are subject to certain vesting, forfeiture, and termination provisions. The stock options have an exercise price of $9.40 per share and expire on February 21, 2029. The number of shares granted was based on a target long-term incentive amount for each named executive officer, with 50% of the award in restricted stock and 50% in stock options.

The following table sets forth the target long-term incentive amounts for and grants to the Company’s named executive officers:

Named Executive Officer	Target Long-Term Incentive	Restricted Stock	Stock Options
Eric Fuller	$990,000	52,660	112,245
Eric Peterson	$326,000	17,340	36,961
Max Fuller	$300,000	15,957	34,014
Leigh Anne Battersby	$243,000	12,926	27,551

2019 STIP

Under the 2019 STIP, participants, including certain of the Company’s named executive officers, are eligible to earn an annual payout based on achievement relative to performance goals related to adjusted operating ratio. The annual target as a percentage of base salary under the 2019 STIP for each of Messrs. Eric Fuller, Peterson and Max Fuller, and Ms. Battersby, was set at 100%, 75%, 20%, and 50%, respectively. The participants may earn a payout of between 50% and 200% of their respective target based on the level of achievement of the adjusted operating ratio goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: February 27, 2019	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer, Treasurer, and Secretary